SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 1999
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                             Grace Development, Inc.
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             (Exact name of registrant as specified in its charter)

Colorado                             0-25582                        84-1110469
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(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)

1690 Chantilly Drive, Atlanta, Georgia                                   30324
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (404) 633-3831
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Item 5. Other Events.

      On December 21, 1999, the Registrant issued a press release reporting that the Registrant's Chairman had resigned and that a search was underway for a Chairman and Chief Executive Officer. A copy of this press release is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

            (c)   Exhibits.

                  Exhibit 99.1 Press Release by Grace Development, Inc., dated
                               December 21, 1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       GRACE DEVELOPMENT, INC.


                                       By: /s/ James Blanchard
                                           -------------------------------------
                                           James Blanchard
                                           President

Dated as of December 21, 1999